UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2018

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-31508
ENTERGY MISSISSIPPI, LLC,
a Texas limited liability company,
as successor to Entergy Utility Enterprises, Inc. (formerly known as Entergy Mississippi, Inc.)
308 East Pearl Street
Jackson, Mississippi 39201
Telephone (601) 368-5000
83-1950019

Former name and address:
ENTERGY UTILITY ENTERPRISES, INC. (formerly known as Entergy Mississippi, Inc.), a Texas corporation,
308 East Pearl Street
Jackson, Mississippi 39201
Telephone (601) 368-5000
64-0205830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Introductory Note

On November 30, 2018, Entergy Mississippi, Inc. (EMI) undertook a restructuring which resulted in the transfer of substantially all of the assets and operations of EMI to a new entity, which is now owned by an existing Entergy subsidiary holding company (Internal Restructuring).

In order to effect the Internal Restructuring, under the Texas Business Organizations Code (TXBOC), EMI allocated substantially all of its assets to a new subsidiary, Entergy Mississippi Power and Light, LLC, a Texas limited liability company (EML), and EML assumed substantially all of the liabilities of EMI, in a transaction regarded as a merger under the TXBOC. EMI remained in existence. Thereafter, effective as of December 1, 2018, EMI changed its name from “Entergy Mississippi, Inc.” to “Entergy Utility Enterprises, Inc.” and EML changed its name from “Entergy Mississippi Power and Light, LLC” to “Entergy Mississippi, LLC.”

With the completion of the Internal Restructuring, EML holds substantially all of the assets, and has assumed substantially all of the liabilities, of EMI.

This Current Report on Form 8-K is being filed for the purpose of establishing EML as the successor issuer to EMI pursuant to Rules 12g-3(a) and 15d-5(a) under the Securities Exchange Act of 1934, as amended (Exchange Act), and to disclose events required to be disclosed on Form 8-K with respect to EMI and EML relating to the Internal Restructuring. Pursuant to Rule 12g-3(a) under the Exchange Act, the series of outstanding debt securities that EMI had registered under Section 12(b) of the Exchange Act and listed on the New York Stock Exchange (NYSE) are deemed registered by EML under Section 12(b) of the Exchange Act and EML is subject to the reporting and other applicable requirements of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 8.01 is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information included in Item 8.01 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 8.01 is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information included in Item 8.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors and executive officers of EML are the same persons, and hold the same positions, as had been the case at EMI and are listed below:

Directors

Haley R. Fisackerly
Paul D. Hinnenkamp

Andrew S. Marsh
Roderick K. West

Officers

Marcus V. Brown
Leo P. Denault
Haley R. Fisackerly
Paul D. Hinnenkamp
Andrew S. Marsh
Alyson M. Mount
Donald W. Vinci
Roderick K. West

Information concerning each such director and officer is included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 of EMI.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 1, 2018, EMI amended and restated its Certificate of Formation and Bylaws to change its name to “Entergy Utility Enterprises, Inc.” Such amendments and restatements are included in this filing as Exhibits 3.1 and 3.2, respectively.

EML is governed by the Certificate of Formation and Company Agreement of Entergy Mississippi Power and Light, LLC, each dated as of September 17, 2018, as amended and restated December 1, 2018 to change its name from “Entergy Mississippi Power and Light, LLC” to “Entergy Mississippi, LLC”. Copies of each of the Amended and Restated Certificate of Formation and the Amended and Restated Company Agreement of EML reflecting the December 1, 2018 amendments thereto are included in this filing as Exhibits 3.3 and 3.4, respectively.

Item 8.01. Other Events.

In November 2018, in contemplation of the Internal Restructuring, EMI redeemed its outstanding preferred stock and converted from a Mississippi corporation to a Texas corporation.

On November 30, 2018, the Internal Restructuring was completed.

In order to effectuate the Internal Restructuring, under the TXBOC, EMI allocated substantially all of its assets to a new subsidiary, EML, a Texas limited liability company, and EML assumed substantially all of the liabilities of EMI, in a transaction regarded as a merger under the TXBOC. EMI remained in existence after completion of the merger and contributed the membership interests in EML to an affiliate, Entergy Utility Holding Company, LLC, all of the common membership interests of which are owned directly or indirectly by Entergy Corporation. Thereafter, on December 1, 2018, EMI changed its name from “Entergy Mississippi, Inc.” to “Entergy Utility Enterprises, Inc.” and EML changed its name from “Entergy Mississippi Power and Light, LLC” to “Entergy Mississippi, LLC.”

With the completion of the Internal Restructuring, EML holds substantially all of the assets, and has assumed substantially all of the liabilities, of EMI, including the obligations of EMI with respect to the Mortgage and Deed of Trust, dated as of February 1, 1988, as amended and supplemented, and the outstanding First Mortgage Bonds issued thereunder.

The Plan of Merger of Entergy Mississippi, Inc. and Entergy Mississippi Power and Light, LLC is included in this filing as Exhibit 2.1.

All of the exhibits filed by EMI with the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the interim periods during the fiscal year ended December 31, 2018, which reports were filed on a combined basis by EMI along with the annual and quarterly reports of its parent, Entergy Corporation, and the annual and quarterly reports of various affiliated entities and which include the indentures and material contracts filed as exhibit numbers 4 (Instruments Defining the Rights of Security Holders, Including Indentures) and 10 (Material Contracts), which relate to obligations that EML has assumed in the Internal Restructuring, are considered to be exhibits applicable to EML as successor to EMI, except to the extent such exhibits are superseded.

On December 3, 2018, EMI notified the NYSE of the completion of the Internal Restructuring. As a result of the succession of EML to the obligations, including all securities, of EMI, the NYSE has informed EMI that it will file with the Securities and Exchange Commission (SEC) a notification on Form 25 to remove a series of EMI debt securities (First Mortgage Bonds, 4.90% Series due October 2066) that had been listed on the NYSE from listing by EMI on the NYSE and from registration under Section 12(b) of the Exchange Act. As a result of Exchange Act Rule 12g-3(a), such debt securities are now considered to be listed on the NYSE by EML as successor to EMI and to be registered with the SEC under Section 12(b) of the Exchange Act.

In addition, EMI intends to file with the SEC a certification and notice of termination on Form 15 requesting that its reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to its outstanding debt securities be suspended and terminated. EML is subject to the reporting and other applicable requirements of the Exchange Act as successor to EMI.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

Exhibit Index

Exhibit No.	Description of Exhibit
2.1	Plan of Merger of Entergy Mississippi, Inc. and Entergy Mississippi Power and Light, LLC
3.1	Amended and Restated Certificate of Formation of Entergy Mississippi, Inc. to change the company name to Entergy Utility Enterprises, Inc.
3.2	Amended and Restated Bylaws of Entergy Utility Enterprises, Inc., formerly known as Entergy Mississippi, Inc.
3.3	Amended and Restated Certificate of Formation of Entergy Mississippi, LLC
3.4	Amended and Restated Company Agreement of Entergy Mississippi, LLC
4.1
Thirty-sixth Supplemental Indenture of Entergy Mississippi Power, LLC under the Mortgage and Deed of Trust, dated as of February 1, 1988, as amended, of Entergy Mississippi, Inc. to The Bank of New York Mellon, as Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

Entergy Mississippi, LLC
Entergy Utility Enterprises, Inc.

Date: December 3, 2018	By:	/s/ Marcus V. Brown
Name: Marcus V. Brown Title: Executive Vice President and General Counsel